VANGUARD
HORIZON FUND

Semiannual Report
April 30,1997


[PHOTO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.



                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        4


                                  Reports From
                                  The Advisers

                                        6


                                   Performance
                                    Summaries

                                       10


                                    Financial
                                   Statements

                                       12


                                  Directors And
                                    Officers

                                INSIDE BACK COVER


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,


     During the first half of Vanguard Horizon Fund's 1997 fiscal year, the rollicking bull market for large-capitalization U.S. stocks continued, but small-cap stocks were left far behind. Returns in the international markets, dampened by the strong U.S. dollar, varied sharply by region.

     These divergences of market segments and regions resulted in a wide range of performance for our four Portfolios during the half-year, from a return of +8.7% for the Aggressive Growth Portfolio to one of -9.7% for the Capital Opportunity Portfolio. Clearly, it was not a banner six months for the Fund.

     The following table compares the six-month total return (capital change plus reinvested dividends) of each Portfolio with those of its average competitor and an unmanaged index. During this brief period, our Aggressive Growth Portfolio was the only one that surpassed the returns of its benchmarks.

--------------------------------------------
                              TOTAL RETURNS
                            SIX MONTHS ENDED
                             APRIL 30, 1997
--------------------------------------------
HORIZON AGGRESSIVE GROWTH           +8.7%
Average Growth Fund                 +7.2
Russell 2800 Index                  +5.4
--------------------------------------------
HORIZON CAPITAL OPPORTUNITY         -9.7%
Average Capital Appreciation Fund   +1.3
Aggressive Growth Fund Stock Index* -3.1
--------------------------------------------
HORIZON GLOBAL EQUITY               +4.6%
Average Global Fund                 +6.8
MSCI All-Country World Index        +8.3
--------------------------------------------
HORIZON GLOBAL ASSET ALLOCATION     +4.3%
Average Global Flexible Fund        +6.0
Russell Global Balanced Index**     +7.8
--------------------------------------------

* Based on stocks held by the 25 largest aggressive growth mutual funds. **Global Stock Index, 60%; Global Bond Index, 30%; and U.S. cash reserves, 10%.

     For your reference, the total return during the period of the Standard & Poor's 500 Composite Stock Price Index, which is dominated by large, blue chip stocks, was +14.7%; the return of the Lehman Brothers Aggregate Bond Index was +1.7%. Detailed per-share figures for each Portfolio, including net asset values, income dividends, and any capital gains distributions, are presented in a table that follows this letter.

THE PERIOD IN REVIEW

A nearly ideal climate for common stocks--strong economic growth, rising corporate profits, and relatively low inflation--prevailed during the six months. Yet the stock market's robust overall advance was bumpy and not all sectors went along for the ride. The S&P 500 Index's return was nearly 14 percentage points higher than the scant +1.0% return on the rest of the U.S. stock market.

     Volatility was particularly manifest in the S&P 500 Index's decline of almost -10% during the seven weeks that followed its record high on February 18. To the surprise of many observers, however, the drop then ceased, and nearly all of the lost ground was retraced during the final three weeks of the period.

     Jitters about interest rates and inflation were the apparent causes of the U.S. stock market's brief slide. The Federal Reserve Board's decision to raise its target for short-term interest rates by a quarter-point to 5.50% on March 25 unsettled the market briefly. However, it rebounded late in the period based on a combination of factors, including strong earnings reports by many key companies, a lessening of inflation fears, and an easing in interest rates. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     In the international markets, the U.S. dollar's strength diminished fine returns from stocks of European companies, and exacerbated the generally negative returns from stocks in the Pacific region. In general, lower interest rates pushed foreign bond prices higher.

     The AGGRESSIVE GROWTH PORTFOLIO provided the highest return by far of our four Horizon Portfolios, largely on the absolute and relative strength of the U.S. stock market during the period. While its return of +8.7% sharply lagged the return of the S&P 500 Index, the Portfolio succeeded in outpacing both the +7.2% average return of its growth fund competitors and the +5.4% return of the Russell 2800 Index, which consists of small- and mid-cap stocks. The Portfolio's stock selection was excellent, particularly among value-oriented issues such as those in the financial-services sector.

     The CAPITAL OPPORTUNITY PORTFOLIO suffered from its emphasis on technology issues, one of the worst-performing sectors in what was a weak period generally for small-cap growth stocks. It turned in a disappointing return of -9.7%, lagging the +1.3% return of the average capital appreciation mutual fund and the -3.1% return of its benchmark index.

     The +4.6% return of our GLOBAL EQUITY PORTFOLIO also lagged its standards, falling well behind the +6.8% return of the average global equity mutual fund and the +8.3% return of its benchmark Morgan Stanley Capital International All-Country World Index. This subpar performance was attributable mainly to underweighting--and poor stock selection--in the U.S. market.

     The GLOBAL ASSET ALLOCATION PORTFOLIO also lagged. Its +4.3% return trailed those of the average global flexible allocation mutual fund (+6.0%) and the Russell Global Balanced Index (+7.8%), primarily due to the Portfolio's relatively low weighting in stocks, again, especially in the United States.

     As we have said repeatedly since the introduction of Vanguard Horizon Fund a little less than two years ago, the aggressive posture of our Portfolios will, at times, test the resolve of our shareholders. Though three of our four Portfolios turned in a disappointing half-year, the reporting period is far too short to form the basis of a judgment on any mutual fund, especially one with the truly long-term orientation of a Vanguard Horizon Portfolio. Each Portfolio is appropriate only for long-term investors who understand that the pursuit of higher returns must come at the price of higher risks.

IN SUMMARY

The sizable, sudden fluctuations in the stock market during the first half of our fiscal year reinforced the two key messages that we stress to mutual fund investors.

     The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio, in turn, helps investors to adhere to our second message:
Always "stay the course" toward your long-term investment goals.



/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN
John C. Bogle                                            John J. Brennan
Chairman of the Board                                    President

May 27, 1997
                                       2

PORTFOLIO STATISTICS

----------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED APRIL 30, 1997
                                                        --------------------------------------------
                            NET ASSET VALUE PER SHARE        PER-SHARE               PER-SHARE
                          ----------------------------   DISTRIBUTIONS FROM NET   DIVIDENDS FROM NET
PORTFOLIO                 OCT. 31, 1996  APR. 30, 1997   REALIZED CAPITAL GAINS   INVESTMENT INCOME
-----------------------   -------------  --------------------------------------   ------------------
Aggressive Growth             $12.53       $12.72              $0.71                    $0.18
Capital Opportunity            10.81         9.75                 --                    0.007
Global Equity                  11.72        11.93               0.19                    0.14
Global Asset Allocation        11.29        10.83               0.34                    0.58
----------------------------------------------------------------------------------------------------

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1997

U.S. EQUITY MARKETS

The U.S. stock market continued to perform solidly over the six months, reflecting a confidence based on moderate economic growth, quiescent inflation, and solid increases in corporate profits. While concern grew among some investors that continued economic expansion could lead to higher inflation, as of the period's end there was no confirmed sign that inflation had increased. The inflation fears nonetheless led to an erratic upward drift in interest rates amid the ongoing strong returns from domestic equities.

     Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 14.7% over the six-month period, compared to a meager 1.6% gain for the Russell 2000 Index. In April alone, the S&P 500 Index beat the Russell 2000 Index by 5.7% (6.0% versus 0.3%). Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and fewer negative earnings surprises.

     The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 26.3% while those in the Russell 2000 Index have dropped -11.9%. In health care, the S&P's holdings gained 17.6%, compared with a decline of -6.8% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.


-------------------------------------------------------------
                                        TOTAL RETURNS
                                PERIODS ENDED APRIL 30, 1997
-------------------------------------------------------------
                                6 MONTHS   1 YEAR   5 YEARS*
-------------------------------------------------------------
EQUITY
   S&P 500 Index                  14.7%    25.1%     17.1%
   Russell 2000 Index              1.6      0.1      13.7
   MSCI-EAFE Index                 1.7     -0.6      10.9
-------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index     1.7%     7.1%      7.4%
   Lehman 10-Year Municipal
     Bond Index                    2.3      6.4       7.5
   Salomon 90-Day U.S.
     Treasury Bills                2.6      5.2       4.5
-------------------------------------------------------------
OTHER
   Consumer Price Index            1.2%     2.5%      2.8%
-------------------------------------------------------------

*Average annual.

     Financial-services firms, by contrast, have generally fared well regardless of size, with gains of 16.9% in the S&P 500 Index and 12.2% in the Russell 2000 Index since October. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.38% to 6.04%. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected. Then the pattern repeated itself, with the 10-year's rate falling to 6.26% in mid-February and rising to 6.90% at the end of March. In April, the consensus seemed to be shifting again, with the 10-year Treasury yield falling to 6.72%.

     There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The most recent releases depict an exceptionally strong economy. For example, the U.S. economy expanded at a 5.6% rate in the first quarter with no inflationary pressures (e.g., declining producer prices and an increase of only 2.5% in employment costs).

     The net result for bond investors has been mediocre returns. The 1.7% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.7%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 10% to 16% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which was effectively unchanged against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained 1.7% in dollar terms, while in local terms the return was 11.2%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (23.1%) return generated by the local markets. For U.S. investors, European markets provided 11.9%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

     Investors with a focus in the Pacific markets were less fortunate, as illustrated by the weak Japanese market, which fell -3.2% (a -13.2% drop for dollar-based investors). Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax. However, according to some observers, the level of economic activity seems to be improving now in Japan.

REPORT FROM VANGUARD CORE MANAGEMENT GROUP
AGGRESSIVE GROWTH PORTFOLIO


     The strong leg of the bull market that began at the end of 1994 continued into 1997. During the first half of its fiscal year, the Aggressive Growth Portfolio provided an 8.7% total return, exceeding the 5.4% return of the Russell 2800 Index, which consists of mid- and small-capitalization stocks and is a good performance benchmark for the Aggressive Growth Portfolio.

LARGE VERSUS SMALL

Continuing a trend that has dominated the stock market since 1994, large-cap stocks significantly outperformed other issues. The Standard & Poor's 500 Composite Stock Price Index, which consists mostly of large-cap stocks, advanced 14.7% during the past six months, outpacing the Russell 2800 Index by nearly 10 percentage points. The Portfolio's focus on mid- and small-cap stocks made it very difficult, if not impossible, to outperform the S&P 500 Index in such an environment.

     There is a great deal of speculation about the relative performance of large and small stocks. In our view, the large-caps have simply earned their outperformance with earnings growth. Over the last five years, the earnings of stocks in the S&P 500 Index grew at an 11.8% annual rate, while those of the Russell 2800 Index increased earnings at a 9.4% rate. However, the large-cap advantage is not permanent; smaller stocks will someday enjoy faster growth, as they have over certain periods in the past.

     Rather than trying to rotate the Portfolio from large-caps to small-caps, or from one industry to another in search of the next hot market segment, we analyze each stock based on the fundamentals of the company. With this classic "stock-picking" approach, we maintain a broadly diversified Portfolio across all industry segments.

     All of the Portfolio's performance edge over the Russell 2800 Index was earned in the first fiscal quarter. Our best-performing stocks in the Portfolio tended to have relatively low price/earnings ratios and high dividend yields. Our more growth-oriented holdings have tended to underperform this year. In particular, the investments in technology, drugs and medicine, and business services accounted for most of our margin over the Index. Within those industries, Dell Computer, Guidant Corp., and Standard Register were all reasonably priced within their industries and provided returns of 105%, 49%, and 28%, respectively.

POSITIONING

We continue to maintain a well-diversified Portfolio that is fully invested at all times. As in the past, the Portfolio emphasizes stocks with discounted valuations that we deem to have good growth prospects. This approach has helped the Portfolio outperform its benchmark by 10 percentage points since its inception in August 1995. We believe it will add value in the future.

George U. Sauter, Principal

May 13, 1997


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small- capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and share-price momentum.

REPORT FROM HUSIC CAPITAL MANAGEMENT
CAPITAL OPPORTUNITY PORTFOLIO


     The Capital Opportunity Portfolio trailed its Index benchmark for the six months ended April 30, 1997. (See the Message To Shareholders, beginning on page 1, for a detailed review of performance.) While we are disappointed with our return of -9.7%, we recognize that it was a very difficult period for small-capitalization growth stocks, as evidenced by the -7.3% return for the Russell 2000 Growth Index. This contrasted with a 14.7% return for the large-cap-dominated Standard & Poor's 500 Composite Stock Price Index.

     Our performance was affected by the market correction, which hit small-cap stocks particularly hard as investors became concerned about higher interest rates and their impact on the valuations and future earnings of small-cap stocks. Prior to April, the Portfolio's performance benefited from our first use of short selling, a technique that results in profits when stock prices are falling. However, our short positions hurt our results in late April when many of these stocks advanced. We plan to continue to use short sales to dampen downside risk and to capitalize on negative situations.

     Looking ahead, we believe U.S. equity market returns for all of fiscal 1997 will range from 8% to 12% for both large- and smaller-cap stocks. This forecast implies little or no appreciation for large-cap stocks for the rest of the year. It also implies that small-cap stocks should achieve positive returns over the same period, once investors perceive that interest rates have stabilized. We foresee a "stock picker's market" that will present opportunities for investors to beat overall market returns if they have a clear understanding of future earnings and valuations.

     We are focusing our holdings in companies that we are confident can maintain earnings growth and valuations in this uncertain environment. We also are rotating into somewhat larger, more liquid stocks when they meet our earnings-growth profile. Current areas of interest include semiconductor producers and semiconductor equipment makers. Most of these companies continue to show strong earnings growth and improving profit margins as demand for their products remains strong. We also like energy companies that are showing strong earnings growth. These stocks may be further bolstered by imbalances in supply and demand for energy. We remain positive about many financial stocks, believing that they will maintain earnings growth above the consensus estimates of analysts due to their newly diversified revenue streams and improved margins.

     We believe that our investment strategy, combined with our continued focus on smaller-cap stocks, will produce attractive absolute and relative rates of return for shareholders of the Capital Opportunity Portfolio during the remainder of 1997 and beyond.

Frank J. Husic, Managing Partner

May 28, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks of companies and industry groups with fundamentals that will lead to above-average growth in earnings and, eventually, in share prices.

REPORT FROM MARATHON ASSET MANAGEMENT LIMITED
GLOBAL EQUITY PORTFOLIO


     During the six months ended April 30, 1997, the Global Equity Portfolio provided a return of 4.6%, compared with a gain of 8.3% in the Morgan Stanley Capital International All-Country World Index, our unmanaged benchmark. This disappointing performance relative to the Index can be attributed primarily to the underweighting accorded the United States in the Portfolio and to our stock selection within the U.S. market. Another factor was stock selection within Europe, since the best-performing European shares (large-capitalization blue chips sensitive to the dollar's movements versus other currencies) were underrepresented in the Portfolio during the period. Our performance was better in the Far East, where both our country selection and our stock-picking helped us exceed the Index returns for those countries.

     The six-month period was dominated by a 15% advance in the U.S. stock market and a 12% increase (in dollar terms) in European markets. The Far Eastern markets were much less rewarding: All of the major markets declined except Australia; the drop was especially significant in Japan. Different trends were apparent in the various markets. The United States was and remains characterized by investors' continuing enthusiasm for large, blue chip companies with demonstrated ability to increase earnings. Often such companies sell at 30 times earnings, which seems high even for those that increase revenues at close to 10% annually. Such firms are underrepresented in the Portfolio, as we take a more "value-oriented" approach to stock selection. This should reduce risk in the long run.

     During the six-month period there was widespread concern that the Federal Reserve Board would raise interest rates, which it did in March. Markets took this relatively well--and especially so in Europe, where U.S. rate increases that contribute to the strength of the dollar can be seen as bullish for corporate earnings. The darker side of the interest-rate hike was seen in Asia, where currencies are often pegged to the U.S. dollar and where the corporate profit cycle is relatively mature.

     The outlook for the balance of the year remains reasonably positive, despite the March 25 increase in U.S. interest rates. First, monetary policy outside the United States remains accommodative and is likely to foster recovery in economic activity and corporate profits. Second, stock-market valuations appear to be considerably lower internationally than within the United States. Third, although stock markets generally are at high levels, the Portfolio retains a bias toward less-fashionable (and therefore more reasonably priced) shares in most markets. These stocks have the scope to catch up with overall market valuations or to offer the Portfolio defensive characteristics if global equity markets experience a sharp correction.

Jeremy Hosking

May 13, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

REPORT FROM STRATEGIC INVESTMENT MANAGEMENT
GLOBAL ASSET ALLOCATION PORTFOLIO


     During the first half of fiscal 1997, the Global Asset Allocation Portfolio returned 4.3%. The result was in line--given current inflation rates--with expectations of long-term financial-asset returns, but it trailed our competitive standards, the Global Balanced Index, which advanced 7.8%, and the average global flexible fund, which advanced 6.0%. We fell short of our benchmarks because of our defensive posture: We were overweighted in fixed-income securities relative to equities during a period of robust equity returns. This has been the case since the Portfolio's inception in August 1995. However, our defensive stance and global diversification have produced an exceptionally stable return with price volatility well below the Portfolio's benchmark index, average competitor, and even most fixed-income benchmarks.

     Our investment process, which uses a quantitative discipline to dynamically allocate assets across global markets, aims to exceed the performance of the Global Balanced Index over several market cycles. In the past, this approach has resulted in episodes of added value relative to benchmarks, particularly during periods when fundamentals reverted toward historic norms. This has not occurred recently. Fortunately for most market participants, but unfortunately for our relative performance, the U.S. equity market has experienced "Murphy's law" in reverse: Whatever can go right, will. Most conspicuously, corporate profitability, rather than reverting to historic norms over the past three years, has risen quarter after quarter and now stands, as measured by return on inflation-adjusted shareholders' capital, at the highest level for any period we can measure.

     Alas, valuations in the equity market are the highest, by most measures, since 1929. Our investment discipline requires us to lower our exposure to an asset which is too richly priced relative to long-term fundamentals, since such overvaluations are likely to lead to disappointing returns unless the fundamentals behave unusually well--a condition that will not persist indefinitely. Thus, we have underweighted the Portfolio in most major equity markets--especially in the United States--as the markets have exceeded our measures of sustainable long-term fundamentals. Fixed-income securities, particularly U.S. bonds, have been our asset of choice because bonds are somewhat cheap in relation to expected inflation.

     A shift to a less-favorable environment for corporate profits is likely to precipitate a less-hospitable environment for U.S. equities. Such a shift ultimately will be produced by some combination of rising production costs (through rising wages, higher interest rates, or capacity constraints), and lower pricing power (through the U.S. dollar's rise versus other currencies or competition from new low-cost producers, such as those in emerging economies). We believe these concerns were reflected in the stock market's declines in July 1996 and March 1997. However, positive earnings surprises have continued, postponing evidence of any corporate distress and sustaining current market valuations.

Michael A. Duffy, Managing Director          May 9, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The Portfolio may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

PERFORMANCE SUMMARIES


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

AGGRESSIVE GROWTH PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1997

------------------------------------------------
         AGGRESSIVE GROWTH PORTFOLIO
                                       RUSSELL*
FISCAL    CAPITAL   INCOME    TOTAL     TOTAL
YEAR      RETURN    RETURN   RETURN     RETURN
------------------------------------------------
1995       1.7%     0.0%      1.7%       1.4%
1996      22.5      0.9      23.4       18.8
1997**     7.3%     1.4%      8.7%       5.4%
------------------------------------------------

 *Russell 2800 Index.
**Six months ended April 30, 1997.
See Financial Highlights table on page 26 for dividend and capital gains information since the Portfolio's inception.


CAPITAL OPPORTUNITY PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1997

-------------------------------------------------
       CAPITAL OPPORTUNITY PORTFOLIO   AGGRESSIVE
                                         GROWTH*
FISCAL   CAPITAL  INCOME    TOTAL         TOTAL
YEAR     RETURN   RETURN   RETURN        RETURN
-------------------------------------------------
1995      -3.2%    0.0%    -3.2%         -1.6%
1996      11.3     0.4     11.7          12.5
1997**    -9.8     0.1     -9.7          -3.1
-------------------------------------------------

*Aggressive Growth Fund Stock Index.
**Six months ended April 30, 1997.
See Financial Highlights table on page 27 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

-------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                                 INCEPTION                       --------------------------
                                    DATE     1 YEAR               CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------------
Aggressive Growth Portfolio       8/14/95    16.25%               17.98%   1.53%   19.51%
Capital Opportunity Portfolio     8/14/95     0.76                 0.61    0.23     0.84
-------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolios could lose money.

GLOBAL EQUITY PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1997

-------------------------------------------
          GLOBAL EQUITY PORTFOLIO     MSCI*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
-------------------------------------------
1995       0.5%    0.0%     0.5%      1.9%
1996      16.3     0.7     17.0      15.6
1997**     3.4     1.2      4.6       8.3
-------------------------------------------

 *MSCI All-Country World Index.
**Six months ended April 30, 1997.

See Financial Highlights table on page 27 for dividend and capital gains information since the Portfolio's inception.

GLOBAL ASSET ALLOCATION PORTFOLIO
TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1997

------------------------------------------------------
         GLOBAL ASSET ALLOCATION PORTFOLIO    RUSSELL*
FISCAL   CAPITAL      INCOME       TOTAL       TOTAL
YEAR     RETURN       RETURN      RETURN      RETURN
------------------------------------------------------
1995       2.4%        0.0%        2.4%        2.8%
1996      10.2         2.1        12.3        15.6
1997**    -1.0%        5.3%        4.3%        7.8%
------------------------------------------------------

 *Russell Global Balanced Index.
**Six months ended April 30, 1997.
See Financial Highlights table on page 28 for dividend and capital gains information since the Portfolio's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

------------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                                 INCEPTION                        -----------------------
                                    DATE     1 YEAR               CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Global Equity Portfolio           8/14/95     8.96%               11.94%   1.27%   13.21%
Global Asset Allocation Portfolio 8/14/95     8.63                 5.86    4.71    10.57
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. The Global Asset Allocation Portfolio also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector or, for international securities, by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------
                                                                           MARKET
AGGRESSIVE                                                                 VALUE*
GROWTH PORTFOLIO                                           SHARES           (000)
---------------------------------------------------------------------------------
COMMON STOCKS (97.7%)
---------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.0%)
  Arvin Industries, Inc.                                   58,000       $  1,508
  Breed Technological Inc.                                 30,500            553
  CNF Transportation Inc.                                  53,800          1,601
  Dana Corp.                                               44,800          1,428
  Delta Air Lines, Inc.                                    32,800          3,022
  Harley-Davidson, Inc.                                    17,000            671
  Westinghouse Air Brake Co.                              108,500          1,560
                                                                        --------
                                                                          10,343
                                                                        --------
CONSUMER DISCRETIONARY (13.8%)
- Amerco Inc.                                              40,700            977
- Blyth Industries, Inc.                                   28,900          1,142
- Borders Group, Inc.                                      75,800          1,611
- CKS Group, Inc.                                          19,400            403
- Carmike Cinemas, Inc. Class A                            42,700          1,324
- Coastcast Corp.                                          28,300            276
- Costco Cos., Inc.                                         9,800            283
  Ethan Allen Interiors Inc.                               45,400          2,009
- Friedman's Inc. Class A                                  49,200            824
  Hasbro, Inc.                                             62,850          1,571
  Leggett & Platt, Inc.                                    18,200            632
- MGM Grand Inc.                                           79,200          2,673
  New York Times Co. Class A                              109,500          4,736
- OfficeMax Inc.                                           46,800            579
- Proffitt's, Inc.                                         20,500            766
  Reader's Digest Assn., Inc. Class A                      31,000            713
  Russell Corp.                                            50,200          1,393
  St. John Knits, Inc.                                     22,400            860
  Shopko Stores, Inc.                                      45,500            910
  TJX Cos., Inc.                                           14,500            685
- 3Do Co.                                                 656,200          2,256
- Vans, Inc.                                              189,550          1,801
  Wallace Computer Services, Inc.                          86,000          2,300
- Woolworth Corp.                                         231,300          4,973
                                                                        --------
                                                                          35,697
                                                                        --------
CONSUMER STAPLES (5.1%)
  American Stores Co.                                      63,100          2,871
  Dean Foods Corp.                                         93,500          3,448
  Dial Corp.                                              145,900          2,261
- Morningstar Group, Inc.                                  66,469          1,595
  SuperValu Inc.                                           96,600          2,958
  Universal Corp.                                           6,900            193
                                                                        --------
                                                                          13,326
                                                                        --------
ENERGY (5.6%)
- Falcon Drilling Co., Inc.                                   35,700       1,366
- Flores & Rucks, Inc.                                       106,600       4,650
- Global Marine, Inc.                                        150,100       3,021
  Halliburton Co.                                             51,100       3,609
- Noble Drilling Corp.                                       108,000       1,876
                                                                         -------
                                                                          14,522
                                                                         -------
FINANCIAL SERVICES (20.1%)
  H.F. Ahmanson & Co.                                         40,400       1,540
  Alfa Corp.                                                  41,200         494
  Allmerica Financial Corp.                                   96,600       3,478
  American Financial Group, Inc.                              84,400       2,943

                                       12

---------------------------------------------------------------------------------
                                                                           MARKET
                                                                           VALUE*
                                                          SHARES            (000)
---------------------------------------------------------------------------------
  BanPonce Corp.                                         100,500         $ 3,404
  Bear Stearns Co., Inc.                                 179,020           5,460
  Community First Bankshares                             152,550           4,843
- ContiFinancial Corp.                                    15,900             457
  Criimi Mae, Inc. REIT                                  184,400           2,881
  Donaldson, Lufkin & Jenrette, Inc.                     101,400           4,373
- FIRSTPLUS Financial Group                              124,100           2,746
  Green Point Financial Corp.                             60,400           3,345
  Green Tree Financial Corp.                              14,000             415
  ITT Hartford Group, Inc.                                53,100           3,956
  MGIC Investment Corp.                                   34,100           2,771
  Provident Bancorp Inc.                                  24,300             929
  Security Capital Corp.                                  24,900           2,197
  Simon DeBartolo Group, Inc. REIT                        68,900           1,972
  State Street Corp.                                      22,700           1,788
  TransAmerica Corp.                                      16,200           1,373
  Wilmington Trust Corp.                                  15,800             679
                                                                         -------
                                                                          52,044
                                                                         -------
HEALTH CARE (7.2%)
- Bio-Rad Laboratories, Inc. Class A                      26,300             628
  Guidant Corp.                                           60,800           4,150
  HBo & Co.                                               14,900             795
- Hologic, Inc.                                           83,700           1,716
- Lincare Holdings Inc.                                   82,100           3,181
- MedPartners Inc.                                       215,800           3,938
- Nellcor Puritan Bennett, Inc.                           20,400             342
  Olsten Corp.                                            85,600           1,509
- Safeskin Corp.                                          27,800             622
  U.S. Surgical Corp.                                     50,300           1,723
                                                                         -------
                                                                          18,604
                                                                         -------
MATERIALS & PROCESSING (14.4%)
- American Standard Cos., Inc.                            98,600           4,129
  BMC Industries, Inc.                                    21,400             621
  Belden Inc.                                             45,200           1,390
- Buckeye Cellulose Corp.                                 21,400             645
  Cleveland-Cliffs Iron Co.                               28,200           1,195
  Ethyl Corp.                                            172,700           1,576
  Fluor Corp.                                             34,300           1,886
- Fort Howard Corp.                                      112,100           3,839
  Harsc- Corp.                                            19,800             730
  Lubrizol Corp.                                          73,600           2,410
  Newmont Mining Corp.                                    28,000             970
  Owens-Corning                                           59,100           2,394
- Owens-Illinois, Inc.                                    72,900           1,968
  Phelps Dodge Corp.                                      24,000           1,842
- RMI Titanium Co.                                        51,700           1,105
- Shorewood Packaging                                     65,500           1,212
  The Standard Register Co.                               89,400           2,939
  Terra Industries, Inc.                                  28,300             329
  The Timken Co.                                          41,900           2,435
  USX-U.S. Steel Group                                    34,300           1,003
  Union Carbide Corp.                                     57,300           2,858
                                                                         -------
                                                                          37,476
                                                                         -------
PRODUCER DURABLES (1.5%)
  Scotsman Industries, Inc.                               73,800           1,882
  Wheelabrator Technologies, Inc.                        167,100           2,110
                                                                         -------
                                                                           3,992
                                                                         -------
TECHNOLOGY (13.7%)
- Atmel Corp.                                            101,800           2,507
- Cabletron Systems, Inc.                                 23,700             818
- Chips & Technologies, Inc.                             351,900           2,815
- Dell Computer Corp.                                     79,500           6,648
- Electronics for Imaging, Inc.                           89,357           3,485
- FTP Software, Inc.                                     208,000             936
- Gateway 2000 Inc.                                       77,900           4,265
- Hadco Corp.                                             27,800           1,175
- McAfee Associates, Inc. 93,800                           5,218
- Seagate Technology                                      23,100           1,060
- SMART Modular
   Technologies, Inc.                                     45,100           1,500
- Western Digital Corp.                                   81,600           5,029
                                                                         -------
                                                                          35,456
                                                                         -------
UTILITIES (10.4%)
  Atmos Energy Corp.                                      62,600           1,416
  Baltimore Gas & Electric Co.                           101,300           2,583
  Boston Edison Co.                                      107,700           2,746
  Century Telephone
   Enterprises, Inc.                                      15,000             448
  Cincinnati Bell, Inc.                                   41,200           2,307
  Columbia Gas Systems, Inc.                              87,900           5,439
  DTE Energy Co.                                         114,200           3,055
  Florida Progress Corp.                                  65,500           2,014
  GPU Inc.                                                87,200           2,812
  Houston Industries, Inc.                                49,400             988
  Public Service Enterprise
   Group Inc.                                             91,600           2,210
  Southern New England
   Telecommunications Corp.                               27,400           1,000
                                                                         -------
                                                                          27,018
                                                                         -------
OTHER (1.9%)
  Carlisle Co., Inc.                                       1,400              39
  GenCorp, Inc.                                          161,300           3,024
  Johnson Controls, Inc.                                  48,800           1,873
                                                                         -------
                                                                           4,936
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $238,122)                                                        253,414
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.8%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
(1)5.21%, 7/24/97                                       $    400             395
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.31%, 5/1/97                                            6,928           6,928
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $7,323)                                                            7,323
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (COST $245,445)                                                        260,737
--------------------------------------------------------------------------------

                                       13

--------------------------------------------------------------------------------
                                                                          MARKET
AGGRESSIVE                                                                VALUE*
GROWTH PORTFOLIO                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
Other Assets--Notes C and F                                                9,649
Liabilities--Note F                                                      (10,871)
                                                                      ----------
                                                                          (1,222)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 20,409,946 outstanding
  $.001 par value shares
  (authorized 250,000,000 shares)                                     $  259,515
================================================================================

NET ASSET VALUE PER SHARE                                             $    12.72
================================================================================

* See Note A in Notes to Financial Statements
- Non-Income Producing Security.
(1)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
 AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                         $242,063     $    11.86
 Undistributed Net
  Investment Income                                           851            .04
 Accumulated Net Realized Gains                               952            .05
 Unrealized Appreciation--Note E
  Investment Securities                                    15,292            .75
  Futures Contracts                                           357            .02
--------------------------------------------------------------------------------
 NET ASSETS                                              $259,515      $   12.72
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
CAPITAL OPPORTUNITY                                                       VALUE*
PORTFOLIO                                                   SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (87.9%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (17.0%)
- America Online, Inc.                                      84,000       $ 3,791
- Extended Stay America, Inc.                              233,600         3,504
- Florida Panthers Holdings, Inc.                           85,000         1,859
  Liz Claiborne, Inc.                                       38,500         1,742
(1)Sunbeam Corp.                                           110,000         3,492
                                                                         -------
                                                                          14,388
                                                                         -------
ENERGY (9.7%)
- Falcon Drilling Co., Inc.                                126,700         4,846
- Seitel, Inc.                                             100,000         3,350
                                                                         -------
                                                                           8,196
                                                                         -------
FINANCIAL SERVICES (25.1%)
  BANKS-NEW YORK CITY (2.2%)
  Bankers Trust New York Corp.                              23,000         1,872

  DIVERSIFIED FINANCIAL SERVICES (6.3%)
  Household International, Inc.                             60,500         5,324

  FINANCE COMPANIES (2.3%)
- Bank Plus Corp.                                          195,000         1,926

  SAVINGS & LOAN (7.8%)
(1)Washington Mutual, Inc.                                 135,700         6,666

  SECURITIES BROKERS & SERVICES (6.5%)
  Alex Brown, Inc.                                          85,500         5,504
                                                                         -------
                                                                          21,292
                                                                         -------
HEALTH CARE (2.7%)
- Dura Pharmaceuticals, Inc.                                80,000         2,320
                                                                         -------

MATERIALS & PROCESSING (3.7%)
- RMI Titanium Co.                                         148,900         3,183
                                                                         -------

PRODUCER DURABLES (7.6%)
- Republic Industries, Inc.                                260,000         6,435
                                                                         -------

TECHNOLOGY (22.1%)
-(1)Advanced Micro Devices, Inc.                            99,500         4,229
- C/NET, Inc.                                              159,000         3,101
- Electronics for Imaging, Inc.                             45,700         1,782
- LSI Logic Corp.                                           55,900         2,138
- McAfee Associates, Inc.                                   25,750         1,432
  Micron Technology, Inc.                                   51,000         1,798
- National Semiconductor Corp.                              92,000         2,300
- PeopleSoft Inc.                                           46,900         1,952
                                                                         -------
                                                                          18,732
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $68,723)                                                          74,546
--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
                                                             (000)         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (12.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.31%, 5/1/97
  (COST $10,755)                                         $  10,755        10,755
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $79,478)                                                          85,301
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Deposits with Brokers for Securities
  Sold Short                                                               4,491
Other Assets--Notes C and F                                                6,829
Securities Sold Short, at Value                                           (5,048)
Other Liabilities--Note F                                                 (6,769)
                                                                        --------
                                                                            (497)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 8,698,650 outstanding
   $.001 par value shares
   (authorized 250,000,000 shares)                                       $84,804
================================================================================

NET ASSET VALUE PER SHARE                                                  $9.75
================================================================================


                                                           SHARES
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT (6.0%)
--------------------------------------------------------------------------------
COMMON STOCKS
  Bay Networks, Inc.                                       52,500            932
  FORE Systems, Inc.                                       74,000          1,138
  Netscape Communications Corp.                            65,000          1,763
  U.S. Robotics Corp.                                      24,000          1,215
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT
  (Proceeds $4,491)                                                        5,048
--------------------------------------------------------------------------------
*  See Note A in Notes to Financial Statements.
- Non-Income Producing Security.
(1)Securities with an aggregate value of $4,648,000 have been segregated in connection with open short sales.

--------------------------------------------------------------------------------
 AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT            PER
                                                           (000)          SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                        $ 85,282        $   9.80
 Overdistributed Net
  Investment Income                                          (38)             --
 Accumulated Net Realized Losses                          (5,706)          (0.66)
 Unrealized Appreciation
  (Depreciation)
  Investment Securities--Note E                            5,823            0.67
  Securities Sold Short                                     (557)          (0.06)
--------------------------------------------------------------------------------
 NET ASSETS                                             $ 84,804        $   9.75
================================================================================

                                       15

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY PORTFOLIO                                   SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.0%)
--------------------------------------------------------------------------------
AUSTRALIA (3.0%)
  Australia & New Zealand Bank
   Group Ltd.                                            125,765       $     805
  Australia National Industries Ltd.                     100,000             113
  Boral Ltd.                                             103,407             306
  Gio Australia Holdings Ltd.                             96,440             286
  National Mutual Holdings Ltd.                            2,402               4
  Pasminco Ltd.                                          320,000             610
  QNI Ltd.                                               180,000             335
  Renison Goldfields
   Consolidated Ltd.                                      55,992             204
  Santos Ltd.                                            112,000             438
  Santos Ltd. Rights Exp. 5/17/97                         14,000              11
  Wesfarmers Ltd.                                         41,963             346
                                                                       ---------
                                                                           3,458
                                                                       ---------
CANADA (3.9%)
  Canadian Pacific, Ltd.                                  43,100           1,056
  Hudson Bay Co.                                          43,000             874
  Imperial Oil Ltd.                                       17,700             811
  Noranda, Inc.                                           26,700             564
- Rogers Communications, Inc.
   Class B                                               114,000             600
- San Andreas Resources Corp.                             70,000              30
- Stelco, Inc. Class A                                   100,000             587
                                                                       ---------
                                                                           4,522
                                                                       ---------
CHINA (0.6%)
- The Guangshen Railway Co., Ltd.                      1,488,500             711
                                                                       ---------

DENMARK (0.4%)
  Bang & Olufsen Holding A/S
   B Shares                                                5,000             288
  Coloplast A/S B Shares                                   1,950             141
                                                                       ---------
                                                                             429
                                                                       ---------
FINLAND (1.6%)
  Nokia AB Oy A Shares                                     6,700             418
  Outokumpu Oy A Shares                                   26,000             495
  Valmet Oy                                               28,000             473
  UPM-Kymmene Oy                                          19,000             435
                                                                       ---------
                                                                           1,821
                                                                       ---------
FRANCE (3.9%)
  AXA-UAP SA                                               6,296             387
  Banque Nationale de Paris SA                             8,128             347
  Canal Plus SA                                            2,300             415
  Carrefour SA                                               499             312
  Clarins SA                                               1,687             210
  Compagnie Generale des Eaux SA                           2,600             362
  Pechiney SA A Shares                                    18,759             701
  Scor SA                                                 10,000             391
  Schneider SA                                            10,000             564
  Union Financiere de France
   Banque SA                                               1,200             135
  Usinor Sacilor SA                                       43,500             657
                                                                       ---------
                                                                           4,481
                                                                       ---------
GERMANY (2.9%)
  Adidas AG                                                4,500             469
  Bayerische Motor Werke AG                                  560             459
  Buderus AG                                                 700             328
- Fresenius Medical Care AG ADR                           17,344             509
  Hoechst AG                                              13,100             514
  Mannesmann AG                                              630             248
  Porsche AG Pfd.                                            300             390
  Praktiker Bau-und
   Heimwerkemaerkte AG                                    10,500             169
  Veba AG                                                  5,220             269
                                                                       ---------
                                                                           3,355
                                                                       ---------
HONG KONG (1.0%)
  Cathay Pacific Airways Ltd.                            197,000             306
  Hong Kong & China Gas Co., Ltd.                        188,496             299
  Hong Kong Electric Holdings Ltd.                        80,000             283
  Television Broadcasts Ltd.                              60,000             246
                                                                       ---------
                                                                           1,134
                                                                       ---------
INDONESIA (0.6%)
  PT Citra Marga Nusphala
   Persada (Foreign)                                     440,000             385
  PT Gudang Garam (Foreign)                               70,000             294
                                                                       ---------
                                                                             679
                                                                       ---------
IRELAND (0.3%)
  Independent Newspapers PLC                              35,000             181
  Waterford Wedgewood PLC                                170,000             222
                                                                       ---------
                                                                             403
                                                                       ---------
ITALY (1.7%)
  Ente Nazionale Idrocarburi SPA                          85,000             431
  Fila Holdings SPA ADR                                    6,000             259
  Gewiss SPA                                               5,000              67
  Industrie Natuzzi SPA ADR                                7,000             156
  Luxottica Group SPA ADR                                  6,000             362
- Olivetti SPA                                         1,125,000             329
- Seat SPA Risp                                          105,000              21
  STET-Societa Finanziaria
   Telefonica SPA                                        105,000             389
                                                                       ---------
                                                                           2,014
                                                                       ---------
JAPAN (13.1%)
  Apic Yamada Corp.                                        3,000              34
  Brother Industries Ltd.                                 88,000             332
  DDI Corp.                                                   30             199
  Fuji Oil Co.                                            36,000             214
  Fujikura Ltd.                                           40,000             299
  Furukawa Electric Co.                                  120,000             576
  Futaba Corp.                                             7,000             287
  Gakken Co.                                              42,000             190
  Heiwa Corp.                                             10,000             132
  Hitachi Ltd.                                            80,000             725
  Ikegami Tsushinki Co., Ltd.                             20,000             102
  Intec Inc.                                              20,000             206
  Ishikawajima-Harima Heavy
   Industries Co.                                        140,000             522
  Isuzu Motors Ltd.                                       40,000             150
- Japan Air Lines Co., Ltd.                               54,000             214
  Jeol Ltd.                                               15,000              91
  Kao Corp.                                               52,000             606
  Kirin Beverage Corp.                                    30,000             409
  Kubota Corp.                                            82,000             379
  Mitsubishi Corp.                                        34,000             319
  Mitsui & Co., Ltd.                                     100,000             764
  Namco Ltd.                                              20,000             586
  Nippon Oil Co., Ltd.                                    40,000             188
- Nippon Suisan Kaisha Ltd.                               60,000             144
  Nomura Securities Co., Ltd.                             34,000             380
  Sankyo Seiko Co.                                        30,000             105


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                           SHARES          (000)
--------------------------------------------------------------------------------
  Shiseido Co., Ltd.                                       44,000            631
  Showa Shell Sekiyu K.K.                                  35,000            259
  Sintokogio Ltd.                                          20,000            128
  Sony Corp.                                               15,000          1,092
  Stanley Electric Co.                                     80,000            364
  Sumisho Computer Systems Corp.                           16,000            208
  Sumitomo Corp.                                           20,000            135
  Sumitomo Electric Industries Ltd.                        28,000            379
  Sumitomo Metal Industries Ltd.                          280,000            697
  Sumitomo Realty &
   Development Co.                                         72,000            511
  Sumitomo Rubber Industries Ltd.                          54,000            353
  Sumitomo Sitix Corp.                                     14,000            264
  Sumitomo Trust & Banking Co.                             66,000            546
  Tokyo Broadcasting System, Inc.                          15,000            234
  Toyo Engineering Corp.                                   50,000            200
- Tsuzuki Denki Co., Ltd.                                  36,000            239
  Yamaha Motor Co., Ltd.                                   34,000            303
  Yasuda Fire & Marine
   Insurance Co.                                           76,000            352
                                                                         -------
                                                                          15,048
                                                                         -------
MALAYSIA (1.0%)
  Carlsberg Brewery Malaysia Bhd                           45,000            393
  Kumpulan Guthrie Bhd                                     87,000            134
  Resorts World Bhd                                        50,000            184
  Rothmans of Pall Mall
   Malaysia Bhd                                            25,000            231
  Sime Darby Bhd                                           69,000            213
                                                                         -------
                                                                           1,155
                                                                         -------
MEXICo (1.0%)
- Grupo Financiero Banamex
   Accival SA de CV Series B                              100,000            215
- Grupo Financiero Banamex
   Accival SA de CV Series L                                3,000              6
- Grupo Televisa SA GDR                                    12,000            277
  Telefonos de Mexico SA
   Class L ADR                                             11,000            454
  Vitro SA ADR                                             20,000            162
                                                                         -------
                                                                           1,114
                                                                         -------
NETHERLANDS (1.3%)
  Boskalis Westminster NV                                   6,616            134
  Nedlloyd Groep NV                                        16,600            381
  Philips Electronics NV                                    9,200            480
  Polygram NV                                              10,100            495
                                                                         -------
                                                                           1,490
                                                                         -------
NEW ZEALAND (0.1%)
  Wrightson Ltd.                                          150,000             88
                                                                         -------

NORWAY (1.2%)
  Den Norske Bank ASA                                     100,000            361
  Olav Thon Eiendomsselskap ASA                             7,000            157
  Schibsted ASA                                            24,000            415
- Storebrand ASA                                           70,000            431
                                                                         -------
                                                                           1,364
                                                                         -------
SINGAPORE (0.9%)
  Jardine Strategic Holdings Ltd.                         200,000            680
  Mandarin Oriental
   International Ltd.                                     158,427            184
  Singapore Land Ltd.                                      30,000            140
                                                                         -------
                                                                           1,004
                                                                         -------
SOUTH AFRICA (2.1%)
  De Beers Centenary AG                                    20,000            720
  Free State Consolidated Gold
   Mines Ltd. ADR                                          67,000            448
  Plessey Corp., Ltd.                                      62,000            120
  Safmarine & Rennies Holdings Ltd.                        45,000            124
  South African Breweries Ltd.                             19,084            562
  South African Iron & Steel
   Industrial Corp., Ltd.                                 669,442            464
                                                                         -------
                                                                           2,438
                                                                         -------
SPAIN (1.8%)
  Acerinox SA                                               2,700            395
  Banco Santander SA                                        3,000            226
  Centros Comerciales Pryca SA                             23,400            407
  Prosegur Cia de Seguridad SA
   (Registered)                                            16,525            179
  Tabacalera SA                                            13,000            653
  Viscofan Industria Navarra de
   Envolturas Celulosicas SA                                8,000            154
                                                                         -------
                                                                           2,014
                                                                         -------
SWEDEN (2.6%)
  Avesta Sheffield AB                                      31,500            313
- Diligentia AB                                            10,000            106
  LM Ericsson Telephone AB
   B Shares                                                19,350            612
  Hennes & Mauritz AB B Shares                              3,300            477
  Hoganas AB B Shares                                       8,500            255
  Kinnevik AB B Shares                                     15,000            389
  Munksjoe AB                                              18,000            166
  Om Gruppen AB                                            10,000            291
  Skandinaviska Enskilda
   Banken AB                                               15,000            153
  Trelleborg AB B Shares                                   16,000            250
                                                                         -------
                                                                           3,012
                                                                         -------
SWITZERLAND (2.0%)
  ABB AG (Bearer)                                             200            242
  Novartis AG (Registered)                                    266            351
  Phoenix Mecano AG                                           200             92
  Sarna Kunsstoff Holding AG
   (Registered)                                               100             97
  SGS Societe Generale de
   Surveillance Holding SA (Bearer)                           350            725
  SMH AG (Registered)                                       5,800            768
                                                                         -------
                                                                           2,275
                                                                         -------
THAILAND (0.2%)
  Post Publishing PLC (Foreign)                           130,000            192
                                                                         -------

UNITED KINGDOM (13.1%)
  Airtours PLC                                             40,000            595
  Amvesco PLC                                             169,000            913
  Amvesco PLC ADR                                          15,000            823
  Associated British Ports
   Holdings PLC                                           100,000            428
  Barclays PLC                                             38,900            724
  Berisford PLC                                           100,000            204
  British Aerospace PLC                                    20,000            425
  Chubb Security PLC                                       90,000            653
  Cowie Group PLC                                          93,333            559
  Devro PLC                                               115,000            584


--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GLOBAL EQUITY PORTFOLIO                                    SHARES          (000)
--------------------------------------------------------------------------------
  E D & F Man Group PLC                                    45,000        $   130
  EMI Group PLC                                            30,000            596
- Energy Group PLC                                         35,000            278
  First Leisure Corp. PLC 80,000                              435
  Granada Group PLC                                        35,000            506
  Grand Metropolitan PLC                                   67,000            560
  Hanson PLC                                              108,750            529
  Hyder PLC                                                40,000            556
- Imperial Tobacco Group PLC                               16,000            105
  Ladbroke Group PLC                                      100,000            373
  London Clubs International PLC                           50,000            312
- LucasVarity PLC                                         105,000            319
  Provident Financial PLC                                  65,000            605
  Racal Electronics PLC                                    95,000            368
  RTZ Corp. PLC                                            25,000            398
  Stagecoach Holdings PLC                                  75,833            732
  T & N PLC                                               125,000            276
  Taylor Woodrow PLC                                      145,000            451
  Thorn PLC                                                15,000             41
  Trinity Holdings PLC                                     30,000            145
  Vendome Luxury Group PLC                                 50,000            415
  Vodafone Group PLC                                      100,000            448
  WPP Group PLC                                           120,000            489
                                                                         -------
                                                                          14,975
                                                                         -------
UNITED STATES (32.7%)
  AUTO & TRANSPORTATION (6.5%)
- AMR Corp.                                                11,000          1,024
  Burlington Northern Santa Fe Corp.                       14,000          1,103
  CSX Corp.                                                21,300            993
  Ford Motor Co.                                           34,000          1,182
  General Motors Corp.                                     12,400            718
  Outboard Marine Corp.                                    48,600            632
  TRW, Inc.                                                18,000            938
  Union Pacific Corp.                                      13,800            880

  CONSUMER DISCRETIONARY (3.5%)
  Browning-Ferris Industries, Inc.                         30,000            851
  Harcourt General, Inc.                                   22,500          1,041
  The Limited, Inc.                                        44,778            812
  Phillips-Van Heusen Corp.                                37,800            496
- Woolworth Corp.                                          36,000            774

  CONSUMER STAPLES (1.5%)
  Philip Morris Cos., Inc.                                 42,300          1,666

  ENERGY (0.8%)
  Union Pacific Resources
   Group, Inc.                                              6,775            184
- Western Atlas, Inc.                                      11,900            738

  FINANCIAL SERVICES (6.1%)
  The Bank of New York Co., Inc.                           44,400          1,754
  The Chubb Corp.                                          13,500            780
- First Alliance Corp.                                     15,000            308
  Fleet Financial Group, Inc.                              14,500            885
  TIG Holdings, Inc.                                       22,500            624
  TransAmerica Corp.                                       10,000            848
  Unitrin, Inc.                                            17,300            871
  Wells Fargo & Co.                                         3,433            916

  HEALTH CARE (1.2%)
  Allegiance Corp.                                          3,400             75
  Baxter International, Inc.                               22,500          1,077
- Trigon Healthcare, Inc.                                  12,600            239

  MATERIALS & PROCESSING (6.3%)
  Freeport-McMoRan, Inc.                                   29,533            864
  Geon Co.                                                 39,000            853
  Georgia-Pacific Corp.                                    11,400            889
  James River Corp.                                        30,500            911
  LTV Corp.                                                69,000            906
  Olin Corp.                                               21,400            880
  PPG Industries, Inc.                                     16,500            897
  Phelps Dodge Corp.                                       13,000            998
  Primex Technologies, Inc.                                 1,440             28

  PRODUCER DURABLES (1.9%)
  The Boeing Co.                                           11,100          1,095
  United Technologies Corp.                                14,000          1,059

  TECHNOLOGY (2.7%)
  Intel Corp.                                               8,800          1,346
  International Business
   Machines Corp.                                          11,300          1,816

  UTILITIES (0.5%)
- Tele-Communications, Inc. Class A                        45,000            619

  OTHER (1.7%)
  Dresser Industries, Inc.                                 36,000          1,075
- FMC Corp.                                                12,400            832
                                                                          ------
                                                                          37,477
                                                                          ------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $98,285)                                                         106,653
--------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
--------------------------------------------------------------------------------
JAPAN
Sumitomo Wiring Systems Cvt
  0.90%, 9/30/08
  (COST $137)                                         JPY 16,000             119
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (8.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.31%, 5/1/97
  (COST $9,305)                                       $    9,305           9,305
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
  (COST $107,727)                                                        116,077
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
--------------------------------------------------------------------------------
Other Assets--Notes C and F                                                1,523
Liabilities--Note F                                                       (2,928)
                                                                       ---------
                                                                          (1,405)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 9,610,446 outstanding
  $.001 par value shares
  (authorized 250,000,000)                                              $114,672
================================================================================

NET ASSET VALUE PER SHARE                                                 $11.93
================================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
JPY--Japanese yen.

--------------------------------------------------------------------------------
 AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
 Paid in Capital                                         $104,980      $  10.92
 Undistributed Net
  Investment Income--Note D                                   358           .04
 Accumulated Net
  Realized Gains--Note D                                      751           .08
 Unrealized Appreciation--Note E
  Investment Securities                                     8,350           .87
  Foreign Currencies and Forward
   Currency Contracts                                         233           .02
--------------------------------------------------------------------------------
 NET ASSETS                                              $114,672      $  11.93
================================================================================

                                       19

-----------------------------------------------------------------------------------------
                                                                           FACE    MARKET
                                                          MATURITY       AMOUNT    VALUE*
GLOBAL ASSET ALLOCATION PORTFOLIo               COUPON        DATE        (000)     (000)
-----------------------------------------------------------------------------------------
BONDS (65.1%)
-----------------------------------------------------------------------------------------
AUSTRALIA (1.8%)
Queensland Treasury Global Note                  8.00%     8/14/01  AUD   1,800  $  1,448
                                                                                 --------

CANADA (0.7%)
Canada Government Bond                           7.00%     12/1/06  CAD     800       587
                                                                                 --------

FRANCE (1.6%)
France O.A.T.                                    5.50%     4/25/04  FRF   7,490     1,298
                                                                                 --------

GERMANY (1.2%)
Treuhandanstalt                                 6.625%      7/9/03  DEM   1,500       931
                                                                                 --------

UNITED KINGDOM (9.7%)
U.K. Treasury                                    8.50%    7 /16/07  GBP   2,000     3,478
U.K. Treasury                                    9.75%     8/27/02  GBP   2,400     4,314
                                                                                 --------
                                                                                    7,792
                                                                                 --------
UNITED STATES (50.1%)
U.S. Treasury Bond                              6.875%     8/15/25     $  3,200     3,144
U.S. Treasury Bond                              7.125%     2/15/23        6,300     6,356
U.S. Treasury Bond                               8.75%     8/15/20        2,200     2,623
U.S. Treasury Note                              5.875%    11/15/99        6,000     5,928
U.S. Treasury Note                              5.875%     2/15/00       10,000     9,866
U.S. Treasury Note                               6.25%     1/31/02        7,000     6,907
U.S. Treasury Note                               6.50%    10/15/06        3,700     3,639
U.S. Treasury Note                               7.00%     7/15/06        1,850     1,881
                                                                                 --------
                                                                                   40,344
                                                                                 --------
-----------------------------------------------------------------------------------------
TOTAL BONDS
  (Cost $52,572)                                                                   52,400
-----------------------------------------------------------------------------------------
                                                                         SHARES
-----------------------------------------------------------------------------------------
EQUITY SECURITIES (4.0%)(1)
-----------------------------------------------------------------------------------------
CANADA (0.3%)
  Canadian General Investments                                           24,932       244
                                                                                 --------

CHINA (0.3%)
  China Investment Trust                                                150,000       233
                                                                                 --------

JAPAN (0.3%)
- Nikkei 300 Investment Trust Units                                     100,000       219
                                                                                 --------

KOREA (0.6%)
  Korea Asia Fund Ltd.                                                       24       189
  Other (0.3%)                                                                        278
                                                                                 --------
                                                                                      467
                                                                                 --------
LATIN AMERICA (0.3%)
  Templeton Latin America Investment Trust PLC                          150,000       233
                                                                                 --------

MISCELLANEOUS (2.2%)                                                                1,815
-----------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
  (COST $3,165)                                                                     3,211
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                           FACE    MARKET
                                                            MATURITY     AMOUNT    VALUE*
                                                   YIELD**      DATE      (000)     (000)
-----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (28.4%)(2)
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (16.1%)
Collateralized by U.S. Government Obligations
  in a Pooled Cash Account                           5.31%    5/1/97    $12,976   $12,976
                                                                                  -------

U.S. GOVERNMENT OBLIGATION (6.1%)
U.S. Treasury Bill                                   5.32%   8/21/97      5,000     4,919
                                                                                  -------

OTHER (6.2%)
SMM Trust Notes 1996-U                              5.738%   6/20/97      5,000     5,000
-----------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $22,893)                                                                   22,895
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (97.5%)
  (COST $78,630)                                                                   78,506
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.5%)(2)
-----------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                        15,965
Liabilities--Note F                                                               (13,987)
                                                                                ---------
                                                                                    1,978
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
Applicable to 7,434,227 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                 $80,484
=========================================================================================

NET ASSET VALUE PER SHARE                                                          $10.83
=========================================================================================

OPEN FUTURES CONTRACTS AT APRIL 30, 1997:
-----------------------------------------------------------------------------------------
                                                                     MARKET
                                                                      VALUE    UNREALIZED
                                                          CONTRACTS    LONG  APPRECIATION
                                                               LONG   (000)         (000)
-----------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
-----------------------------------------------------------------------------------------
AUSTRALIA
  All Ordinary Index (exp. 6/97)                                 8   $  390         $  15
                                                                                   ------

FRANCE
  CAC 40 (exp. 5/97-6/97)                                       14    1,251            38
                                                                                   ------

GERMANY
  DAX 30 (exp. 6/97-9/97)                                       18    3,599           187
                                                                                   ------

JAPAN
  Nikkei 300 (exp. 6/97)                                       208    4,622           383
                                                                                   ------

SPAIN
  IBX 35 (exp. 5/97)                                            31    1,257            63
                                                                                   ------

--------------------------------------------------------------------------------------------
                                                                     MARKET
                                                                      VALUE       UNREALIZED
                                                         CONTRACTS     LONG     APPRECIATION
GLOBAL ASSET ALLOCATION PORTFOLIo                             LONG    (000)            (000)
--------------------------------------------------------------------------------------------
UNITED KINGDOM
  FTSE 100 (exp. 6/97-9/97)                                   12    $ 2,172             $140
                                                                                   ---------

UNITED STATES
  S&P 500 (exp. 6/97)                                          5      2,007               93
                                                                                   ---------

--------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                $15,298             $919
--------------------------------------------------------------------------------------------

* See Note A in Notes to Financial Statements.
**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
- Non-Income Producing Security.

(1)The combined market value of equity securities and equity index futures contracts represents 23.0% of net assets, distributed by country as follows:
   Australia       0.5%
   Canada          0.3
   China           0.3
   France          1.5
   Germany         5.6
   Japan           6.0
   Korea           0.6
   Latin America   0.3
   Spain           1.6
   United Kingdom  2.7
   United States   2.5
   Other           1.1
(2)The effective cash position represents 11.9% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.
(3)Securities with an aggregate value of $1,968,000 have been segregated as initial margin for open futures contracts.
(4)Floating Rate Note.
AUD--Australian dollar.
CAD--Canadian dollar.
DEM--German Deutsche mark.
FRF--French franc.
GBP--British pound sterling.

-------------------------------------------------------------------------------------------
 AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------
                                                                         AMOUNT         PER
                                                                          (000)       SHARE
-------------------------------------------------------------------------------------------
 Paid in Capital                                                        $76,728     $10.32
 Undistributed Net Investment Income--Note D                              1,359        .18
 Accumulated Net Realized Gains--Note D                                   1,515        .21
 Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                                    (124)      (.02)
  Futures Contracts                                                         919        .13
  Foreign Currencies and Forward Currency Contracts                          87        .01
===========================================================================================
 NET ASSETS                                                             $80,484     $10.83
===========================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a Portfolio invested in futures contracts during the period, the results of these investments are also shown separately.


-------------------------------------------------------------------------------------------
                                     AGGRESSIVE       CAPITAL                 GLOBAL ASSET
                                         GROWTH   OPPORTUNITY  GLOBAL EQUITY    ALLOCATION
                                      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                     ------------------------------------------------------
                                                 SIX MONTHS ENDED APRIL 30, 1997
                                     ------------------------------------------------------
                                          (000)         (000)         (000)        (000)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                            $1,528        $  176       $   914       $   45
   Interest                                 218           226           243        2,260
                                         --------------------------------------------------
      Total Income                        1,746           402         1,157        2,305
                                         --------------------------------------------------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                              88           209           246          157
      Performance Adjustment                 --           (76)          (70)         (98)
   The Vanguard Group--Note C
      Management and Administrative         243           235           189          126
      Marketing and Distribution             22            13            17           13
   Taxes (other than income taxes)            7             4             4            3
   Custodian Fees                             6             3            28           15
   Auditing Fees                              4             4             4            4
   Shareholders' Reports                      9             7             4            4
   Annual Meeting and Proxy Costs             1             1            --           --
                                         --------------------------------------------------
      Total Expenses                        380           400           422          224
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                     1,366             2           735        2,081
-------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold               607        10,450           803          829
   Futures Contracts                        462            --            --        1,509
   Foreign Currencies and Forward
       Currency Contracts                    --            --            (4)        (214)
   Securities Sold Short                     --          (163)           --           --
-------------------------------------------------------------------------------------------
REALIZED NET GAIN                         1,069        10,287           799        2,124
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                  5,669       (18,697)        2,937       (1,380)
   Futures Contracts                        312            --            --          168
   Foreign Currencies and Forward
       Currency Contracts                    --            --           178          217
   Securities Sold Short                     --          (557)           --           --
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         5,981       (19,254)        3,115         (995)
===========================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $8,416     $  (8,965)       $4,649       $3,210
===========================================================================================

*Dividends for the Global Equity Portfolio are net of foreign withholding taxes of $80,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------
                                                   AGGRESSIVE GROWTH                  CAPITAL OPPORTUNITY
                                                       PORTFOLIo                           PORTFOLIO
                                          --------------------------------   -------------------------------
                                              SIX MONTHS            YEAR       SIX MONTHS              YEAR
                                                   ENDED           ENDED            ENDED             ENDED
                                           APR. 30, 1997   OCT. 31, 1996    APR. 30, 1997     OCT. 31, 1996
                                                   (000)           (000)            (000)             (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                      $   1,366     $   1,773           $          2    $     106
   Realized Net Gain (Loss)                       1,069         7,809                 10,287      (10,558)
   Change in Unrealized Appreciation
      (Depreciation)                              5,981         9,748                (19,254)      21,626
                                              --------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                8,416        19,330                 (8,965)      11,174
                                              --------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                         (2,007)         (541)                   (74)        (245)
   Realized Capital Gain                         (7,917)           --                     --           --
                                              --------------------------------------------------------------
      Total Distributions                        (9,924)         (541)                   (74)        (245)
                                              --------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                       128,591        60,673                 16,958       53,746
   Issued in Lieu of Cash Distributions           9,593           527                     70          236
   Redeemed                                     (10,581)       (8,836)               (37,982)     (22,415)
                                              --------------------------------------------------------------
      Net Increase (Decrease) from Capital
         Share Transactions                     127,603        52,364                (20,954)      31,567
------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                    126,095        71,153                (29,993)      42,496
------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                          133,420        62,267                114,797       72,301
                                              --------------------------------------------------------------
   End of Period                               $259,515      $133,420                $84,804     $114,797
============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                         9,830         5,280                  1,539        5,411
   Issued in Lieu of Cash Distributions             766            49                      6           24
   Redeemed                                        (830)         (772)                (3,464)      (2,266)
                                              --------------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                       9,766         4,557                 (1,919)       3,169
============================================================================================================

                                       24

-------------------------------------------------------------------------------------------------------------------
                                                               GLOBAL EQUITY               GLOBAL ASSET ALLOCATION
                                                                 PORTFOLIo                         PORTFOLIO
                                                  ------------------------------     ------------------------------
                                                      SIX MONTHS            YEAR        SIX MONTHS            YEAR
                                                           ENDED           ENDED             ENDED           ENDED
                                                   APR. 30, 1997   OCT. 31, 1996     APR. 30, 1997   OCT. 31, 1996
                                                           (000)           (000)              (000)          (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                              $    735          $    983           $ 2,081         $ 3,237
   Realized Net Gain (Loss)                                799             1,588             2,124           2,203
   Change in Unrealized Appreciation
      (Depreciation)                                     3,115             5,699              (995)          1,503
                                                 ------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                       4,649             8,270             3,210           6,943
                                                 ------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (1,224)             (273)           (3,930)           (936)
   Realized Capital Gain                                (1,661)               --            (2,304)           (140)
                                                 ------------------------------------------------------------------
      Total Distributions                               (2,885)             (273)           (6,234)         (1,076)
                                                 ------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                               15,621            59,380             7,946          30,192
   Issued in Lieu of Cash Distributions                  2,404               267             5,064             769
   Redeemed                                             (4,540)           (4,191)           (5,155)         (5,890)
                                                 ------------------------------------------------------------------
      Net Increase (Decrease) from Capital
         Share Transactions                             13,485            55,456             7,855          25,071
-------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                            15,249            63,453             4,831          30,938
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                  99,423            35,970            75,653          44,715
                                                 ------------------------------------------------------------------
   End of Period                                      $114,672           $99,423           $80,484         $75,653
===================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                1,308             5,268               734           2,829
   Issued in Lieu of Cash Distributions                    204                25               480              73
   Redeemed                                               (385)             (379)             (482)           (553)
                                                 ------------------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                              1,127             4,914               732           2,349
===================================================================================================================

                                       25

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------
                                                                          AGGRESSIVE GROWTH PORTFOLIO
                                                            SIX MONTHS ENDED        YEAR ENDED        JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 APR. 30, 1997     OCT. 31, 1996      OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.53          $10.23              $10.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                 .08             .18                 .04
   Net Realized and Unrealized Gain (Loss) on Investments               1.00            2.20                 .19
                                                              ----------------------------------------------------
      Total from Investment Operations                                  1.08            2.38                 .23
                                                              ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                 (.18)           (.08)                --
   Distributions from Realized Capital Gains                            (.71)             --                 --
                                                              ----------------------------------------------------
      Total Distributions                                               (.89)           (.08)                --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $12.72          $12.53              $10.23
==================================================================================================================

TOTAL RETURN**                                                         8.73%          23.40%               1.69%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                 $260            $133                 $62
   Ratio of Total Expenses to Average Net Assets                      0.39%+           0.38%              0.06%+
   Ratio of Net Investment Income to Average Net Assets               1.39%+           1.78%              2.22%+
   Portfolio Turnover Rate                                              66%+            106%                  0%
   Average Commission Rate Paid                                       $.0257          $.0267                 N/A
------------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

-------------------------------------------------------------------------------------------------------------
                                                                        CAPITAL OPPORTUNITY PORTFOLIO
                                                      SIX MONTHS ENDED          YEAR ENDED       JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           APR. 30, 1997       OCT. 31, 1996     OCT. 31, 1995
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.81              $ 9.71            $10.00
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                          .000                 .01               .02
   Net Realized and Unrealized Gain (Loss) on Investments       (1.053)               1.12              (.31)
                                                               ----------------------------------------------
      Total from Investment Operations                          (1.053)               1.13              (.29)
                                                               ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                          (.007)               (.03)               --
   Distributions from Realized Capital Gains                        --                   --               --
                                                               ----------------------------------------------
      Total Distributions                                        (.007)               (.03)               --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  9.75              $10.81            $ 9.71
=============================================================================================================

TOTAL RETURN**                                                  -9.75%              11.67%            -3.19%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $85                $115               $72
   Ratio of Total Expenses to Average Net Assets                0.75%+               0.50%            0.47%+
   Ratio of Net Investment Income to Average Net Assets         0.00%+               0.11%            1.29%+
   Portfolio Turnover Rate                                       156%+                128%               30%
   Average Commission Rate Paid                                 $.0569              $.0541               N/A
-------------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

-------------------------------------------------------------------------------------------------------
                                                                       GLOBAL EQUITY PORTFOLIO
                                                      SIX MONTHS ENDED       YEAR ENDED     JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           APR. 30, 1997    OCT. 31, 1996   OCT. 31, 1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.72           $10.08          $10.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .08              .13             .04
   Net Realized and Unrealized Gain (Loss) on Investments          .46             1.58             .04
                                                                ---------------------------------------
      Total from Investment Operations                             .54             1.71             .08
                                                                ---------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.14)            (.07)            --
   Distributions from Realized Capital Gains                      (.19)              --             --
                                                                ---------------------------------------
      Total Distributions                                         (.33)            (.07)            --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $11.93           $11.72          $10.08
=======================================================================================================

TOTAL RETURN**                                                   4.65%           17.05%           0.50%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $115              $99             $36
   Ratio of Total Expenses to Average Net Assets                0.77%+            0.85%          0.57%+
   Ratio of Net Investment Income to Average Net Assets         1.35%+            1.53%          2.04%+
   Portfolio Turnover Rate                                        14%+              29%              2%
   Average Commission Rate Paid                                 $.0128           $.0078             N/A
-------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in moneymarket instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

-------------------------------------------------------------------------------------------------------
                                                                   GLOBAL ASSET ALLOCATION PORTFOLIO
                                                      SIX MONTHS ENDED      YEAR ENDED      JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           APR. 30, 1997   OCT. 31, 1996    OCT. 31, 1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.29          $10.27           $10.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .29             .50              .11
   Net Realized and Unrealized Gain (Loss) on Investments          .17             .75              .16
                                                               ----------------------------------------
      Total from Investment Operations                             .46            1.25              .27
                                                               ----------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.58)           (.20)             --
   Distributions from Realized Capital Gains                      (.34)           (.03)             --
                                                               ----------------------------------------
      Total Distributions                                         (.92)           (.23)             --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.83          $11.29           $10.27
=======================================================================================================

TOTAL RETURN**                                                   4.30%          12.34%            2.39%
=======================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                            $80             $76              $45
   Ratio of Total Expenses to Average Net Assets                0.57%+           0.79%           0.52%+
   Ratio of Net Investment Income to Average Net Assets         5.33%+           5.18%           5.42%+
   Portfolio Turnover Rate                                       189%+            191%              17%
   Average Commission Rate Paid                                    N/A             N/A              N/A
-------------------------------------------------------------------------------------------------------

 *Subscription period for each Portfolio was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the Portfolio for less than five years.
 +Annualized.

NOTES To FINANCIAL STATEMENTS

Vanguard Horizon Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company and comprises the Aggressive Growth, Capital Opportunity, Global Equity, and Global Asset Allocation Portfolios. The Global Equity and Global Asset Allocation Portfolios invest in securities of foreign issuers, which may subject them to investment risks not normally associated with investing in securities of United States corporations. The Global Asset Allocation Portfolio also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on U.S. exchanges are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Securities not listed on an exchange are valued at the latest quoted bid prices, except that such securities sold short are valued at asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The Aggressive Growth Portfolio uses S&P 500 Index and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The Portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The Global Asset Allocation Portfolio may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The Portfolio may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

     The Global Equity and Global Asset Allocation Portfolios enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolios' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. SHORT SALES: The Capital Opportunity Portfolio engages in short sales to a limited extent. In a short sale, the Portfolio borrows from a broker and sells shares of a security it does not own, with the expectation that the security's price will fall. While the short position is open, the broker holds the proceeds as collateral, and securities are segregated to cover additional margin requirements. The Portfolio records the value of shares sold short as a liability which is marked to market daily, and bears the risk of any increase in their value. Fluctuations in the value of shares sold short are recorded as unrealized appreciation (depreciation) until the Portfolio purchases securities to close the short position, when the difference between the short sale proceeds and the purchase cost is recorded as a realized gain (loss).

     5. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     7. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     8. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

B. The Vanguard Group furnishes investment advisory services to the Aggressive Growth Portfolio on an at-cost basis.

     Husic Capital Management provides investment advisory services to the Capital Opportunity Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest aggressive growth stock mutual funds. For the six months ended April 30, 1997, the investment advisory fee represented an effective annual basic rate of 0.39% of the Portfolio's average net assets before a decrease of $76,000 (an annual rate of 0.14%) based on performance.

     Marathon Asset Management provides investment advisory services to the Global Equity Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International (MSCI) All-Country World Index. For the six months ended April 30, 1997, the investment advisory fee represented an effective annual basic rate of 0.45% of the Portfolio's average net assets before a decrease of $70,000 (an annual rate of 0.13%) based on performance.

     Strategic Investment Management provides investment advisory services to the Global Asset Allocation Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined theoretical index composed of global stock market indices, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the six months ended April 30, 1997, the investment advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $98,000 (an annual rate of 0.25%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At April 30, 1997, the Fund had contributed capital aggregating $44,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 1997, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT SECURITIES       OTHER INVESTMENT SECURITIES
                                          (000)                          (000)
                               -------------------------------------------------------------
         PORTFOLIO                PURCHASES     SALES           PURCHASES       SALES
--------------------------------------------------------------------------------------------
         Aggressive Growth             --          --           $186,821    $  62,740
         Capital Opportunity           --          --             78,459      114,269
         Global Equity                 --          --             19,343        6,963
         Global Asset Allocation  $39,019     $26,603             20,955       19,766
--------------------------------------------------------------------------------------------

     At October 31, 1996, the Capital Opportunity Portfolio had available a capital loss carryforward of $15,993,000 to offset future net capital gains of $5,435,000 through October 31, 2003, and $10,558,000 through October 31, 2004.

     During the six months ended April 30, 1997, the Global Equity and Global Asset Allocation Portfolios realized net foreign currency gains (losses) of $(4,000) and $206,000, respectively, which increased (decreased) distributable net income for tax purposes; accordingly, such gains (losses) have been reclassified from accumulated net realized gains to undistributed net income. The amount reclassified by the Global Asset Allocation Portfolio includes $211,000 of realized gains on the sale of foreign bonds which are treated as foreign currency gains for tax purposes.

     Certain of the Portfolios' investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The Global Equity and Global Asset Allocation Portfolios' distributions to shareholders from passive foreign investment company income during the six months ended April 30, 1997, were $48,000 and $217,000, respectively; the cumulative totals of distributions related to passive foreign investment company holdings at April 30, 1997, were $63,000 and $118,000, respectively.

     During the six months ended April 30, 1997, the Global Asset Allocation Portfolio realized gains on the sale of passive foreign investment companies of $234,000, which were included in prior years' distributable net income or will be included in the current year's distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At April 30, 1997, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

--------------------------------------------------------------------------------
                                                       (000)
                                    --------------------------------------------
                                                                        NET
                                                                    UNREALIZED
                                    APPRECIATED     DEPRECIATED    APPRECIATION
         PORTFOLIO                  SECURITIES      SECURITIES    (DEPRECIATION)
--------------------------------------------------------------------------------
         Aggressive Growth           $26,396        $(11,104)         $15,292
         Capital Opportunity          11,534          (5,711)           5,823
         Global Equity                14,770          (6,483)           8,287
         Global Asset Allocation         496            (738)            (242)
--------------------------------------------------------------------------------

     At April 30, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring in June 1997 held by the Aggressive Growth Portfolio, and the unrealized appreciation on those contracts, were $6,824,000 and $357,000, respectively.

     At April 30, 1997, the Portfolios had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

---------------------------------------------------------------------------------------------
                                                                  (000)
                                           --------------------------------------------------
                                            CONTRACT AMOUNT
                                           -----------------                      UNREALIZED
         PORTFOLIO/CONTRACT                 FOREIGN   U.S.   MARKET VALUE IN    APPRECIATION
         SETTLEMENT DATE                   CURRENCY  DOLLARS  U.S. DOLLARS     (DEPRECIATION)
---------------------------------------------------------------------------------------------
         GLOBAL EQUITY
         Deliver:
           9/19/97                    JPY  157,125   $1,500      $1,263          $237
                                                                                 -----
         GLOBAL ASSET ALLOCATION
         Receive:
           5/22/97-6/24/97            DEM    2,400    1,449       1,389           (60)
           5/22/97                    JPY  124,500    1,047         983           (64)
           6/24/97                    ESP  175,000    1,210       1,199           (11)
           7/17/97                    GBP      900    1,465       1,459            (6)
         Deliver:
           5/22/97                    AUD      950      739         742            (3)
           5/22/97-6/25/97            CAD    1,300      967         932            35
           5/22/97-7/17/97            DEM    2,000    1,193       1,159            34
           5/22/97                    ESP   80,000      591         548            43
           5/22/97-6/24/97            FRF    6,600    1,192       1,133            59
           5/22/97-6/24/97            GBP    3,850    6,307       6,244            63
                                                                                 -----
         Portfolio Total                                                           90
---------------------------------------------------------------------------------------------

         AUD--Australian dollar.              FRF--French franc.
         CAD--Canadian dollar.                GBP--British pound sterling.
         DEM--German Deutsche mark.           JPY--Japanese yen.
         ESP--Spanish peseta.

     The Global Equity and Global Asset Allocation Portfolios had net unrealized foreign currency losses of $4,000 and $3,000, respectively, resulting from the translation of other assets and liabilities at April 30, 1997.

F. The market value of securities on loan to broker/dealers at April 30, 1997, and collateral received with respect to such loans were:

--------------------------------------------------------------------------------
                                                               (000)
                                                 -------------------------------
                                                   MARKET VALUE          CASH
                                                     OF LOANED        COLLATERAL
         PORTFOLIO                                  SECURITIES         RECEIVED
--------------------------------------------------------------------------------
         Aggressive Growth                           $ 8,021           $ 8,367
         Capital Opportunity                           6,480             6,699
         Global Equity                                   896               901
         Global Asset Allocation                      13,632            13,884
--------------------------------------------------------------------------------

                                       32

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The Vanguard Group,
          Inc. and of each of the investment
          companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
          Director of Rhone-Poulenc Rorer,
          Inc.; Managing Director of Global
          Health Care Partners/DLJ Merchant
          Banking Partners; Director of Sun
          Company, Inc. and Westinghouse
          Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
          Atlantic and Pacific Tea Co., Ikon
          Business Solutions, Inc., Raytheon
          Co., Knight-Ridder, Inc., and Massa-
          chusetts Mutual Life Insurance Co.;
          Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The
          Brookings Institution; Director of
          American Express Bank Ltd., The St.
          Paul Companies, Inc., and National
          Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's
          Professor of Economics, Princeton
          University; Director of Prudential
          Insurance Co. of America, Amdahl
          Corp., Baker Fentress & Co., The
          Jeffrey Co., and Southern New
          England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
          Chief Executive Officer of NACCO
          Industries, Inc.; Director of NACCO
          Industries, The BFGoodrich Co., and
          The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
          Officer of The Nature Conservancy;
          formerly, Director and Senior Partner of McKinsey & Co. and President of New
          York University; Director of Pacific Gas and Electric Co., Procter & Gamble
          Co., and NACCo Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco
          Brands, Inc.; retired Vice Chairman
          and Director of RJR Nabisco;
          Director of TECo Energy, Inc.
          and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
          Officer of Rohm & Haas Co.;
          Director of Cummins Engine Co.;
          Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice
          President and Secretary of The
          Vanguard Group, Inc.; Secretary of
          each of the investment companies in
          The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
          Vanguard Group, Inc.; Treasurer of
          each of the investment companies in
          The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
          Vanguard Group, Inc.; Controller of
          each of the investment companies in
          The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
          Information Technology.

JAMES H. GATELY, Senior Vice President,
          Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
          Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
          Institutional.

RALPH K. PACKARD, Senior Vice President and
          Chief Financial Officer.

[VANGUARD GROUP LOGO]


Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS

   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS

   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS

   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS

   Vanguard International Growth Portfolio
   Vanguard International Value Portfolio

INDEX FUNDS

   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS

   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS

   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS

   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS

   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)


Q692-4/97